SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 19, 2008

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 19, 2008, the Company entered into Employment Agreements (“Employment Agreements”) with Francis D. Gerace, President and Chief Executive Officer, and Dawn H. Bertsche, Senior Vice President, Finance, Chief Financial Officer and Secretary (the “Executives”). The Employment Agreements replace an employment agreement previously entered into by the Company and Mr. Gerace and a severance agreement previously entered into by the Company and Ms. Bertsche. The following description is qualified by reference to the Employment Agreements, copies of which are attached hereto as Exhibits. Capitalized terms not defined below have the meaning ascribed to them in the Employment Agreements.

The initial term of Mr. Gerace’s Employment Agreement will end on March 31, 2011, with subsequent automatic renewals for one-year terms unless either party provides notice of non-renewal. Mr. Gerace’s Employment Agreement provides for:

•	an annual base salary of $550,160, subject to annual review by the Compensation and Organization Development Committee (“Compensation Committee”);

•	an annual bonus in accordance with the Company’s executive incentive compensation plan, with the target bonus opportunity to be no less than 100% of current base salary;

•

eligibility to participate in the Company’s retirement, welfare and benefit plans to the extent generally applicable to other executives of the Company, as well as a car allowance, vacation time and certain indemnification as permitted by applicable law; and

•

a restricted stock award of 67,500 shares of the Company’s common stock under the Company’s 2003 Stock Incentive Plan (with 4,253 shares to vest on April 1, 2009, 9,247 shares to vest on April 1, 2010 and the remaining 54,000 shares to vest on March 3l, 2011).

The initial term of Ms. Bertsche’s Employment Agreement will end on October 31, 2011, with subsequent automatic renewals for one-year terms unless either party provides notice of non-renewal. Ms. Bertsche’s Employment Agreement provides for:

•	an annual base salary of $280,000, subject to annual review by the Compensation Committee;

•	an annual bonus in accordance with the Company’s executive incentive compensation plan, with the target bonus opportunity to be no less than 85% of current base salary;

•

eligibility to participate in the Company’s retirement, welfare and benefit plans to the extent generally applicable to other executives of the Company, as well as a car allowance, vacation time and certain indemnification permitted by applicable law; and

•

a restricted stock award of 26,000 shares of the Company’s common stock under the Company’s 2003 Stock Incentive Plan (with 1,638 shares to vest on April 1, 2009, 3,562 shares to vest on April 1, 2010 and the remaining 20,800 shares to vest on October 31, 2011).

The Employment Agreements also include the following terms:

Upon the Company’s termination of the Executive’s employment for reasons other than for Cause, non-renewal of the Employment Agreement, death or Disability, or if the Executive terminates employment for Good Reason:

•

the Company will pay the Executive’s annual base salary through the date of termination and a bonus equal to the bonus the Compensation Committee projects the Executive would have received for the current year (but no less than the average of the Executive’s last five bonuses) prorated through the date of termination;

•	the Company will pay any deferred compensation and other non-qualified benefit plan balances to the Executive in accordance with the terms of the deferral or other non-qualified plan;

•

the Company will pay Mr. Gerace an amount, in 24 equal monthly installments, equal to two times the sum of his annual base salary and the bonus that the Compensation Committee projects he would have received for the current year (but no less than the average of his last five bonuses);

•

the Company will pay Ms. Bertsche an amount, in 12 equal monthly installments, equal to the sum of her annual base salary and the bonus the Compensation Committee projects she would have received for the current year (but no less than the average of her last five bonuses);

•	except as prohibited in applicable option and incentive plans, all outstanding stock options and restricted stock awards held by the Executive will become immediately exercisable and vested; and

•

the Company will continue to provide the benefits to the Executive and/or the Executive’s family that would have been provided to them in accordance with the Company’s welfare plans, programs, practices and policies for a period of two years after the date of termination, or such longer period as may be provided in the applicable plan (subject to offset for benefits provided by any subsequent employment).

If the Executive’s employment is terminated for Cause, non-renewal of the Employment Agreement or the Executive terminates employment without Good Reason:

•	the Company will pay the Executive Officer’s annual base salary through the date of termination; and

•	the Company will pay any deferred compensation and other non-qualified benefit plan balances to the Executive in accordance with the terms of the deferral or other non-qualified plan.

In addition, if Executive’s employment is terminated based on non-renewal of the Employment Agreement or the Executive terminates employment without Good Reason through a plan of retirement acceptable to the Company, then except to the extent prohibited in the applicable option or incentive plan, the Executive’s outstanding stock options and restricted stock awards will become immediately exercisable and vested.

If the Executive’s employment is terminated by reason of the Executive’s death or Disability:

•

the Company will pay the Executive or the Executive’s legal representative (as applicable) the Executive’s annual base salary through the date of termination and a bonus equal to the bonus the Compensation Committee projects the Executive would have received for the current year (but no less than the average of the Executive’s last five bonuses) prorated through the date of termination;

•

the Company will pay the Executive or the Executive’s legal representative any deferred compensation and other non-qualified benefit plan balances of the Executive in accordance with the terms of the deferral or other non-qualified plan;

•	except as prohibited in applicable option and incentive plans, all outstanding stock options and restricted stock awards held by the Executive will become immediately exercisable and vested;

•

the Company will continue to provide the benefits to the Executive and/or the Executive’s family that would have been provided to them in accordance with the Company’s welfare plans, programs, practices and policies for a period of one year after the date of termination, or such longer period as may be provided in the applicable plan; and

•	the Company will pay the Executive of the Executive’s legal representative any other death benefits or long-term disability benefits then in effect for Company employees or executive officers.

The Employment Agreements also include confidentiality and non-competition covenants.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated September 19, 2008, by and between the Company and Francis D. Gerace

10.2	Employment Agreement dated September 19, 2008, by and between the Company and Dawn H. Bertsche

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ James H. Reynolds
Name:	James H. Reynolds
Title:	Vice President, Corporate Controller and Chief Accounting Officer
Date:	September 25, 2008

Index to Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated September 19, 2008, by and between the Company and Francis D. Gerace

10.2	Employment Agreement dated September 19, 2008, by and between the Company and Dawn H. Bertsche